CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer of PNC Absolute Return Master Fund LLC (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 28, 2010


                                        /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Financial Officer of PNC Absolute Return Master Fund LLC (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 28, 2010


                                        /s/ Jennifer E. Spratley
                                        ----------------------------------------
                                        Jennifer E. Spratley